EXECUTION VERSION

AMENDMENT NO. 5 AND EXTENSION AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 12, 2025

AMENDMENT NO. 5 AND EXTENSION AGREEMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among MEDTRONIC GLOBAL HOLDINGS S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 40, avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg trade and companies register under the number B 191 129 (the “Company”), MEDTRONIC, INC., a Minnesota corporation (“Medtronic”), MEDTRONIC PLC, an Irish public limited company (“Parent”), the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)The Company, Medtronic, Parent, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 12, 2018 (as amended by Amendment No. 1 and Extension Agreement, dated as of December 12, 2019, by Amendment No. 2 and Extension Agreement, dated as of December 12, 2020, by Amendment No. 3 and Extension Agreement, dated as of December 13, 2021, and by Amendment No. 4 and Extension Agreement, dated as of December 12, 2022, and as further amended, extended,, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)Pursuant to Section 10.02 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement as set forth in Section 1 below.

(3)Pursuant to Section 2.20 of the Credit Agreement, each Lender party hereto so indicating on its signature page to this Amendment desires to extend the Maturity Date applicable to it for one (1) year from December 12, 2029 to December 12, 2030 as set forth in Section 2 below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Certain Amendments to Credit Agreement.Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)The definition of “SOFR Adjustment” in Section 1.01 is deleted in full.

(b)Clause (a) of the definition of “Term SOFR” in Section 1.01 is amended by deleting from the end thereof the phrase “, in each case, plus the SOFR Adjustment for such Interest Period”.

(c)Section 2.24 is amended by deleting from the penultimate paragraph of clause
(b) thereof the phrase “plus the SOFR Adjustment” in both places such phrase appears.

(d)The table set forth in the definition of “Applicable Rate” in Section 1.01 is amended in full to read as follows:

Category	Moody’s/S&P Rating	Benchmark Spread	Commitment Fee Rate
I	Greater than or equal to Aa3/AA-	50.0	4.5
II	Greater than or equal to A1/A+ but less than Aa3/AA-	62.5	5.0
III	Greater than or equal to A2/A but less than A1/A+	75.0	6.0
IV	Greater than or equal to A3/A- but less than A2/A	87.5	8.0
V	Less than or equal to Baa1/BBB+	100.0	9.0

SECTION 2. Extension of Maturity Date.

Each Lender so indicating on its signature page to this Amendment (i) agrees to extend the Maturity Date with respect to its Commitment to December 12, 2030, and (ii) waives and deems satisfied all notice and other requirements of Section 2.20(a) of the Credit Agreement with respect to such extension. Subject to the foregoing, this agreement to extend the Maturity Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

SECTION 3. Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, Medtronic, Parent, the Swing Line Lender and all of the Lenders. Each Lender that consents to the Extension Request delivered by the Company to the Administrative Agent on October 28, 2025 shall so indicate its consent by executing as indicated on the signature page.

SECTION 4. Representations and Warranties of the Credit Parties.Each Credit Party represents and warrants as follows:

(a)The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Credit Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action. This Amendment has been duly executed and delivered by each Credit Party and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby (i) do not require such Credit Party or any of its Subsidiaries to obtain or make any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect except for any filing which, if required, will be timely made, (ii) will not result in the violation by such Credit Party or any of its Subsidiaries of any applicable law or regulation or the charter, by-laws or other organizational documents of such Credit Party or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such Credit Party or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by such Credit Party or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Credit Party or any of its Subsidiaries;

(c)The representations and warranties in Article III of the Credit Agreement are true and correct in all material respects (except to the extent qualified by materiality, in which case such representations and warranties shall be true and correct in all respects); and

(d)At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Reference to and Effect on the Credit Agreement and the Other Credit Documents.(a)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)The Credit Agreement and the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)This Amendment is subject to the provisions of Section 10.02 of the Credit Agreement and constitutes a Credit Document.

SECTION 6. Costs and Expenses.The Company agrees to pay promptly on demand all reasonable and documented costs and out-of-pocket expenses of the Administrative Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of a single counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 10.03 of the Credit Agreement.

SECTION 7. Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MEDTRONIC GLOBAL HOLDINGS S.C.A., a

Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à r.l. as its General Partner, in turn acting by
By:    /s/ Harsimran Virdee
Name: Harsimran Virdee
Title: General Manager
MEDTRONIC, INC.
By:    /s/ Sheila Quintus
Name: Sheila Quintus
Title: VP and Treasurer
Signed for and on behalf of
MEDTRONIC PLC:
By:    /s/ Sheila Quintus
Name: Sheila Quintus
Title: VP and Treasurer

In the presence of:
By:    /s/ Nicholas Benjamin

Witness

Address: 710 Medtronic Pkwy.
    Minneapolis, MN 55432

Name: Nicholas Benjamin

Occupation: Legal Counsel
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Kyle D Harding
Name: Kyle D Harding Title: Vice President
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

BANK OF AMERICA, N.A., as Lender and Swing Line Lender

By: /s/ Tyler Morgan
    Name: Tyler Morgan
    Title: Director

Consent to extend the     Maturity Date:

BANK OF AMERICA, N.A., as Lender and Swing Line Lender

By: /s/ Tyler Morgan
    Name: Tyler Morgan
    Title: Director

[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Nicholas Merino
    Name: Nicholas Merino
    Title: Authorized Signatory

Consent to extend the     Maturity Date:

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Nicholas Merino
    Name: Nicholas Merino
    Title: Authorized Signatory

[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
    Name: Ming K. Chu
    Title: Director

By: /s/ Marko Lukin
    Name: Marko Lukin
    Title: Vice President

Consent to extend the     Maturity Date:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
    Name: Ming K. Chu
    Title: Director

By: /s/ Marko Lukin
    Name: Marko Lukin
    Title: Vice President

[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

JPMORGAN CHASE BANK, N.A.

By: /s/ Gregory T. Martin
    Name: Gregory T. Martin
    Title: Executive Director

Consent to extend the     Maturity Date:

JPMORGAN CHASE BANK, N.A.

By: /s/ Gregory T. Martin
    Name: Gregory T. Martin
    Title: Executive Director
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

CITIBANK, N.A.

By: /s/ Richard Rivera
    Name: Richard Rivera
    Title: Vice President

Consent to extend the     Maturity Date:

CITIBANK, N.A.

By: /s/ Richard Rivera
    Name: Richard Rivera
    Title: Vice President
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

BARCLAYS BANK PLC

By: /s/ Richard Rivera
    Name: Ronnie Glenn
    Title: Director

Consent to extend the     Maturity Date:

BARCLAYS BANK PLC

By: /s/ Richard Rivera
    Name: Ronnie Glenn
    Title: Director
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
    Name: Tracy Rahn
    Title: Managing Director

Consent to extend the     Maturity Date:

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
    Name: Tracy Rahn
    Title: Managing Director
[Signature Page to Am No. 5 to Medtronic Credit Agreement]

Consent to the foregoing Amendment:

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Eric Seltenrich
    Name: Eric Seltenrich
    Title: Managing Director

Consent to extend the Maturity Date:

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Eric Seltenrich
    Name: Eric Seltenrich
    Title: Managing Director
[Signature Page to Am No. 5 to Medtronic Credit Agreement]